Exhibit 99.2 Form of Warrant

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO BRAVO! BRANDS INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase 3,125,000 shares of Common Stock of Bravo! Brands Inc. (subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No. 2007 - 7	Issue Date: April 27, 2007

BRAVO! BRANDS INC. (FORMERLY KNOWN AS BRAVO! FOODS INTERNATIONAL, CORP.), a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received,*************************, or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m., E.S.T on the fifth anniversary of the Closing Date as described in the Subscription Agreement (the “Expiration Date”), up to 3,125,000 fully paid and nonassessable shares of the common stock of the Company (the “Common Stock”), $0.001 par value per share at a per share purchase price of $0.04. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Purchase Price." The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The Company may reduce the Purchase Price without the consent of the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated as of April 27, 2007, entered into by the Company and the Holder.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term “Company” shall include Bravo! Brands Inc. and any corporation which shall succeed or assume the obligations of Bravo! Brands Inc. hereunder.

(b) The term “Common Stock” includes (a) the Company's Common Stock, $0.001 par value per share, as authorized on the date of the Subscription Agreement.

(c) The term “Excepted Issuances” shall mean any proposed issuance by the Company of its Common Stock or other securities or debt obligations that are convertible into Common Stock in connection with (i) any stock options or compensation plans of the Company, (ii) as full or partial consideration in connection with merger, consolidation or purchase of substantially all of the securities or assets of any corporation or other entity, (iii) strategic transactions such as joint ventures or (iv) as has been described in the Reports or Other Written Information filed with the Securities and Exchange Commission (the “SEC”) or delivered to the Holder prior to the Closing Date.

(d) The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3 or otherwise.

(e) The term “Other Written Information” shall mean such other information received from the Company by the Holder concerning the Company’s operations, financial condition and other matters as the Holder has requested in writing.

(f) The term “Reports” shall mean the Company’s Form 10-KSB for the year ended December 31, 2005 as filed with the SEC, together with all subsequently filed Forms 10-QSB, 8-K, and filings made with the SEC available at the EDGAR website.

(g) The term “Warrant Shares” shall mean the Common Stock issuable upon exercise of this Warrant.

1. Exercise of Warrant.

1.1. Number of Shares Issuable upon Exercise. From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Sections 2 and 3.

1.2. Full Exercise. This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder and delivery of payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect. The original Warrant is not required to be surrendered to the Company until it has been fully exercised.

1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise provided the Holder has surrendered the original Warrant, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised for the balance of.

1.4. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.5. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Holder of the Warrants pursuant to Subsection 2.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

1.6 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which payment shall have been made for such Warrant Shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) days thereafter (the “Warrant Share Delivery Date”), the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

1.7 Buy-In. In addition to any other rights available to the Holder, if the Company fails to deliver to a Holder the Warrant Shares as required pursuant to this Warrant, within seven (7) business days after the Warrant Share Delivery Date and the Holder or a broker on the Holder’s behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Holder of the Warrant Shares which the Holder was entitled to receive from the Company (a "Buy-In"), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (A) the Holder's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate Purchase Price of the Warrant Shares required to have been delivered together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of Purchase Price of Warrant Shares to have been received upon exercise of this Warrant, the Company shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

2. Adjustment for Reorganization, Consolidation, Merger, etc.

2.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 3.

2.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrants after the effective date of such dissolution pursuant to this Section 2 to a bank or trust company (a "Trustee") having its principal office in New York, NY, as trustee for the Holder of the Warrants.

2.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 2, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 3. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 2 then only in such event will the Company's securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 2.2.

2.4 Share Issuance. Until the Expiration Date, if the Company shall issue any Common Stock except for the Excepted Issuances, prior to the complete exercise of this Warrant for a consideration less than the Purchase Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Purchase Price shall be reduced to such other lower price for then outstanding Warrants. For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the above-described security, debt instrument, warrant, right, or option if such issuance is at a price lower than the Purchase Price in effect upon such issuance and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Purchase Price in effect upon such issuance. The reduction of the Purchase Price described in this Section 2.4 is subject to the provisions of, and in addition to the other rights of the Holder described in, the Subscription Agreement.

3. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 3. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

4. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 9 hereof).

5. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

6. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

7. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

8. Maximum Exercise. The Holder shall not be entitled to exercise this Warrant on an exercise date in connection with that number of Common Stock which would be in excess of the sum of (i) the number of Common Stock beneficially owned by the Holder and its affiliates on an exercise date or Call Date, and (ii) the number of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date or Call Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be waived, in whole or in part, upon sixty-one (61) days prior notice from the Holder to the Company to increase such percentage to up to 9.99%. The Holder may allocate which of the equity of the Company deemed beneficially owned by the Holder shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

9. Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 6, and replacing this Warrant pursuant to Section 7, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

10. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

11. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be: (i) if to the Company, to: Bravo! Brands, Inc., 11300 U.S. Highway 1, Suite 202, North Palm Beach, Florida 33408, Attn: Roy D. Toulan, Jr., Esq., fascmile: (561) 625-1413, with an additional copy to: Baker & McKenzie LLP, 1114 Avenue of the Americas, New York, NY 10036, Attn: Martin E. Weisberg, Esq., fascmile: (212) 310-1786, and (ii) if to the Holder, to: Salomom and Flor Melgen Tenants in the entirety , 12096 Captain Landing, North Palm Beach, FL 33408.

12. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Warrant shall be brought exclusively in the state courts of New York located in New York City or in the Federal District Court for the Southern District of New York. The parties and the individuals executing this Warrant and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney fees and costs. In the event that any provision of this Warrant or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

BRAVO! BRANDS INC.

By:
Name: Title:

Exhibit A

FORM OF SUBSCRIPTION
(to be signed only on exercise of Warrant)

TO: BRAVO! BRANDS INC.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___  ________ shares of the Common Stock covered by such Warrant; or

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):

___  $__________ in lawful money of the United States; and/or

___  the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to whose address is

.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________	(Signature must conform to name of holder as specified on the face of the Warrant) (Address)

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of BRAVO! BRANDS INC. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of BRAVO! BRANDS INC. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: ______________, _______________ Signed in the presence of: (Name) ACCEPTED AND AGREED: [TRANSFEREE] (Name)	(Signature must conform to name of holder as specified on the face of the warrant) (address) (address)